                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 March 6, 1997

                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

  New Jersey                       1-1-432                    22-2429994
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(State or other                  (Commission               (IRS Employer
 jurisdiction of                  File Number)              Identification
 incorporation)                                             Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: 908-389-1182

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724

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         (Former name or former address, if changed from last report)
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                                     - 2 -

Item 5. Other Events
        ------------

        Roberts Pharmaceutical Corporation announced today that its new drug AGRYLIN(TM) has been given "Priority Review" status by the Health Protection Branch, Canada (HPB).

        Roberts filed a New Drug Submission for AGRYLIN with the Canadian regulatory agency subsequent to recent FDA notification that the product was approvable in the U.S. for treating thrombocythemia. This is a life-threatening condition characterized by elevated blood platelet levels.

        Roberts also plans to file a Product License Application this year for AGRYLIN according to the EMEA harmonization procedures for approval of new drugs within the European Community. Filings in other geographic locations are being pursued.

        The Company noted that AGRYLIN is the second product to emerge from its pipeline, but the first of its proprietary products for which the Company has worldwide marketing rights.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ROBERTS PHARMACEUTICAL CORPORATION
                                    ----------------------------------
                                                (Registrant)


Date: March 11, 1997                By: /s/ Anthony A. Rascio
                                        ------------------------------
                                        Anthony A. Rascio
                                        Vice President